EXHIBIT 99



[MINNESOTA POWER LOGO]                     For Release:    July 19, 2000
                                           Contact:        Terry M. Johnson
                                                           218-723-3934
                                                           tmjohnson@mnpower.com

NEWS                                       Investor        Tim Thorp
                                           Contact:        218-723-3953
                                                           tthorp@mnpower.com



                    MINNESOTA POWER SECOND QUARTER NET INCOME
                    -----------------------------------------
                INCREASED 30 PERCENT, EXCLUDING ACE LIMITED GAIN
                ------------------------------------------------

Propelled by continued strong performance across all business units, MINNESOTA POWER, INC. (NYSE: MPL) reported a 30 percent increase in operating net income for the second quarter. Operating earnings per share also increased 30 percent for the second quarter to 48 cents per share compared to 37 cents last year.

Excluding a one-time transaction relating to the company's investment in ACE Limited (described below), 2000 second quarter operating net income was $33.8 million on quarterly revenue of $327 million versus $26.0 million of operating net income on $279.2 million of revenue a year ago.

"I am pleased with the quarter-over-quarter increases for all of our business segments," said Edwin L. Russell, chief executive officer of Minnesota Power. "This steady progress reflects the growth in value of each business as well as the company as a whole. We continue to demonstrate a successful transition to a multi-services company."

AUTOMOTIVE SERVICES continued its double-digit growth with a 23 percent increase in net income from the same quarter last year. The number of vehicles financed increased 16 percent, and the number of vehicles sold was up 14 percent. As announced in June, the company expects to complete two large auction acquisitions. These acquisitions will increase the number of cars sold by 60 percent in the near term with additional growth potential in the future.

Continued strong retail sales and reduced operating and maintenance expenses in ELECTRIC SERVICES and a growing customer base and increased consumption in WATER SERVICES allowed each segment to increase net income eight percent over the same quarter last year.

Bolstered by real estate sales, the INVESTMENTS segment income increased to $10.2 million for the quarter versus $6.4 million a year ago.

ACE LIMITED TRANSACTION: Minnesota Power recorded a one-time gain of 44 cents per share in the second quarter of 2000 resulting from the sale of 4.7 million shares of ACE Limited stock. Proceeds of $127 million were redeployed in the Automotive Services business. Total earnings per share for the quarter are 92 cents.

                                    - more -


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


Minnesota Power News Release                                              Page 2
--------------------------------------------------------------------------------


Minnesota Power, Inc. is a multi-services company with corporate headquarters in Duluth, Minnesota. Minnesota Power holdings include: the second largest wholesale automobile auction network in North America; the leading provider of independent auto dealer inventory financing; the largest investor-owned water utilities in Florida and North Carolina; significant real estate holdings in Florida and a low-cost electric utility that serves some of the largest industrial customers in the United States. For more information about Minnesota Power, visit the company's web site at www.mnpower.com.
                                       ---------------

The statements contained in this release and statements that the company may make orally in connection with this release that are not historical facts are forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by the company with the Securities and Exchange Commission.

                                       ###


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


Minnesota Power News Release                                              Page 3
--------------------------------------------------------------------------------

                                                      MINNESOTA POWER, INC.
                                                CONSOLIDATED STATEMENT OF INCOME
                                          FOR THE PERIODS ENDED JUNE 30, 2000 AND 1999
                                                Millions Except Per Share Amounts

                                                                    QUARTER ENDED                  YEAR TO DATE
                                                                  2000         1999              2000         1999
------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Electric Services                                          $ 138.9      $ 135.3          $  280.5     $  267.5
     Automotive Services                                          129.7        104.0             249.2        200.8
     Water Services                                                31.7         29.9              59.7         54.3
     Investments                                                   26.7         10.0              60.2         14.3
                                                                -------      -------          --------     --------
         Total Operating Revenue                                  327.0        279.2             649.6        536.9
                                                                -------      -------          --------     --------
OPERATING EXPENSES
     Fuel and Purchased Power                                      55.1         52.3             109.9         99.9
     Operations                                                   199.6        170.9             399.1        334.9
     Interest Expense                                              15.2         14.4              31.5         28.6
                                                                -------      -------          --------     --------
         Total Operating Expenses                                 269.9        237.6             540.5        463.4
                                                                -------      -------          --------     --------
OPERATING INCOME BEFORE CAPITAL RE AND ACE                         57.1         41.6             109.1         73.5

INCOME (LOSS) FROM INVESTMENT IN CAPITAL RE AND
     RELATED DISPOSITION OF ACE                                    48.0        (13.4)             48.0        (15.8)
                                                                -------      -------          --------     --------
OPERATING INCOME                                                  105.1         28.2             157.1         57.7

DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF SUBSIDIARY                             1.5          1.5               3.0          3.0

INCOME TAX EXPENSE                                                 39.4         24.8              59.5         31.9
                                                                -------      -------          --------     --------
NET INCOME                                                         64.2          1.9              94.6         22.8

DIVIDENDS ON PREFERRED STOCK                                        0.3          0.5               0.8          1.0
                                                                -------      -------          --------     --------
EARNINGS AVAILABLE FOR COMMON STOCK                             $  63.9      $   1.4          $   93.8     $   21.8
                                                                =======      =======          ========     ========

AVERAGE SHARES OF COMMON STOCK                                     69.6         68.2              69.4         68.0

BASIC AND DILUTED
     EARNINGS PER SHARE OF COMMON STOCK                           $0.92        $0.02             $1.35        $0.32



                              MINNESOTA POWER, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions

                                               JUN. 30,       DEC. 31,
                                                 2000           1999
-----------------------------------------------------------------------
ASSETS

   Current Assets                             $   707.9     $   564.5

   Property, Plant and Equipment                1,311.5       1,258.8

   Investments                                    109.0         197.2

   Goodwill                                       322.2         181.0

   Other                                          109.6         111.1


                                              ---------     ---------

TOTAL ASSETS                                  $ 2,560.2     $ 2,312.6
                                              =========     =========



                                               JUN. 30,       DEC. 31,
                                                 2000           1999
------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY


   Current Liabilities                        $   600.6     $   398.3

   Long-Term Debt                                 720.1         712.8

   Other Liabilities                              277.8         289.2

   Mandatorily Redeemable Preferred
    Securities of MP&L Capital I                   75.0          75.0

   Redeemable Serial Preferred Stock                  -          20.0

   Stockholders' Equity                           886.7         817.3
                                              ---------     ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 2,560.2     $ 2,312.6
                                              =========     =========



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

Minnesota Power News Release                                              Page 4
--------------------------------------------------------------------------------

                                                                     QUARTER ENDED                      YEAR TO DATE
                                                                       JUNE 30,                           JUNE 30,
MINNESOTA POWER, INC.                                            2000          1999                   2000          1999
--------------------------------------------------------------------------------------------------------------------------------
   NET INCOME
   Millions

      Electric Services                                         $  9.3        $   8.6               $  20.0       $  19.6
      Automotive Services                                         14.7           12.0                  26.6          21.6
      Water Services                                               4.1            3.8                   6.5           5.7
      Investments                                                 10.2            6.4                  21.7           9.3
      Corporate Charges                                           (4.5)          (4.8)                (10.6)         (9.3)
                                                                ------        -------               -------       -------
        Net Income Before Capital Re and ACE                      33.8           26.0                  64.2          46.9
      Capital Re and ACE Transactions <F1>                        30.4          (24.1)                 30.4         (24.1)
                                                                ------        -------               -------       -------
        Net Income                                              $ 64.2        $   1.9               $  94.6       $  22.8

   BASIC AND DILUTED EARNINGS PER SHARE
      Before Capital Re and ACE Transactions                    $ 0.48         $ 0.37                $ 0.91       $  0.67
      Capital Re and ACE Transactions <F1>                        0.44          (0.35)                 0.44         (0.35)
                                                                ------        -------                ------       -------
                                                                $ 0.92         $ 0.02                $ 1.35       $  0.32


   STATISTICAL DATA

     CORPORATE
              Common Stock
                  High                                          20 3/4       21 13/16                20 3/4       22 3/32
                  Low                                               16       18 15/16                14 3/4      18 15/16
                  Close                                        17 5/16         19 7/8                17 5/1        19 7/8

              Book Value                                        $11.79         $10.77                $11.79        $10.77

     ELECTRIC SERVICES
         Millions of Kilowatthours Sold
              Retail
                  Residential                                    192.0          191.8                 449.9         445.9
                  Commercial                                     245.0          237.7                 521.7         504.3
                  Industrial                                   1,719.4        1,619.3               3,438.3       3,261.1
                  Other                                           17.3           17.1                  35.6          34.9
              Resale                                             686.1          815.8               1,534.0       1,459.7
                                                               -------        -------               -------       -------
                                                               2,859.8        2,881.7               5,979.5       5,705.9
     AUTOMOTIVE SERVICES
         Vehicles Sold                                         307,000        270,000               602,000       530,000
         Vehicles Financed                                     202,000        175,000               397,000       323,000
         EBITDAL (Millions) <F2>                                 $39.6          $32.1                 $74.0         $59.9

     WATER SERVICES
         Millions of Gallons Billed
              Florida Water Services
                  Water                                        5,713.7        5,285.8               9,951.9       9,019.8
                  Wastewater                                   1,471.2        1,389.2               2,760.6       2,509.1

              Heater Utilities
                  Water                                          973.3          773.0               1,656.8       1,263.0

----------------

<F1> In May 2000 Minnesota Power sold its investment in ACE Limited (ACE) common stock,  which resulted in an after-tax gain of $30.4 million,  or $0.44 per share.  The ACE shares were  received in December  1999 upon  completion of ACE's  merger with  Capital  Re  Corporation  (Capital  Re).  During  1999 Minnesota  Power recorded an aggregate  $36.2  million,  or
     $0.52 per share after-tax  non-cash charge in connection with the valuation and exchange of its  investment  in Capital Re stock for the ACE shares,  including a $24.1 million, or $0.35 per share charge in the second quarter.
<F2> Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense



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